UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2007

ERHC ENERGY INC.
(Exact name of registrant as specified in its charter)

Colorado	000-17325	88-0218499
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

5444 Westheimer Road, Suite 1570 Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (713) 626-4700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 31, 2007, ERHC Energy Inc. (“ERHC”) distributed its Shareholder Letter and News Release. A copy of the Shareholder Letter is attached as Exhibit 99.1, and a copy of the News Release is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1  Shareholder Letter
99.2 News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERHC Energy Inc.

Date: January 31, 2007	By:	/s/ Nicolae Luca
Nicolae Luca, Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit No.     Description
99.1   Shareholder Letter
99.2               News Release